EXHIBIT 12 (B)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the TEMPLETON INSTITUTIONAL FUNDS, INC. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

               1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 17, 2006

                                    /s/JIMMY D. GAMBILL
                                    ------------------------------------------
                                    Jimmy D. Gambill
                                    Chief Executive Officer - Finance
                                    and Administration


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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Financial Officer of the TEMPLETON INSTITUTIONAL FUNDS, INC. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

               1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 17, 2006

                                    /s/GALEN G. VETTER
                                    ------------------------------------
                                    Galen G. Vetter
                                    Chief Financial Officer